UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007

Penwest Pharmaceuticals Co.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Juris- diction of Incorporation	000-23467 (Commission File Number)	91-1513032 (IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11 Danbury, Connecticut (Address of Principal Executive Offices)	06810-5120 (Zip Code)
Registrant’s telephone number, including area code: (877) 736-9378
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Amendment, dated January 7, 2007

Item 1.01.    Entry into a Material Definitive Agreement
     On January 8, 2007, Penwest Pharmaceuticals Co. (the “Company”) announced it had entered into an amendment to the Amended and Restated Strategic Alliance Agreement, dated as of April 2, 2002, by and between Endo Pharmaceuticals Inc. and the Company (the “Amendment”). A description of the Amendment is contained in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2007. The Amendment is being filed as an exhibit to this Current Report on Form 8-K.
Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)    On February 9, 2007, the employment by the Company of Alan F. Joslyn, the Company’s Senior Vice President of Research and Development, terminated.
(e)    On February 15, 2007, the Compensation Committee of the Board of Directors of the Company approved, as set forth in the table below:
•	2007 annual base salaries for the Company’s executive officers, effective March 1, 2007; and

•	cash bonus awards to the Company’s executive officers for the fiscal year ended December 31, 2006.

	2007 Base Salary	2006 Cash Bonus
Jennifer L. Good President and Chief Executive Officer	$375,000	$100,000

Benjamin L. Palleiko Senior Vice President, Corporate Development and Chief Financial Officer	292,000	68,400

Thomas R. Sciascia, M.D. Senior Vice President and Chief Medical Officer	300,000	85,500

Anand R. Baichwal, Ph.D. Senior Vice President, Licensing and Chief Scientific Officer	240,000	54,000
     In connection with the termination of Mr. Joslyn’s employment as described in Item 5.02(b) of this Current Report on Form 8-K, and subject to the delivery to the Company by Mr. Joslyn of a release, the Company agreed as follows:

•	The Company agreed to continue to pay Mr. Joslyn his base salary ($10,231 per two-week period) for a period (the “Pay Period”) commencing on February 9, 2007 and ending upon the earlier of the commencement by Mr. Joslyn of new employment and August 9, 2007;
•	The Company agreed to pay its share of Mr. Joslyn’s health and dental premiums during the Pay Period;
•	The Company agreed to pay Mr. Joslyn a cash bonus of $25,000 for the fiscal year ended December 31, 2006; and
•	The Company agreed to accelerate the vesting of stock options held by Mr. Joslyn so that stock options to purchase 8,750 shares of common stock which were scheduled to vest on February 16, 2007 would vest and be exercisable by Mr . Joslyn.
Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: February 15, 2007	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Senior Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Amendment, dated January 7, 2007, to the Amended and Restated Strategic Alliance Agreement, dated as of April 2, 2002, by and between Endo Pharmaceuticals Inc. and the Company
†	Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been omitted and filed separately with the Securities and Exchange Commission.